Exhibit (j)



                CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the use of our report dated February 10, 2004, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-61254) of Gabelli Capital Asset Fund.



                                                        ERNST & YOUNG LLP


New York, New York
April 28, 2004